Net Profit (Loss) Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Profit (Loss) Per Share
Note 15. Net Profit (Loss) Per Share
The Company computes basic net profit (loss) per share using net profit (loss) attributable to the Company’s common stockholders and the weighted-average number of common shares outstanding during each period. Diluted earnings per share include shares issuable upon exercise of outstanding stock options and stock-based awards where the conversion of such instruments would be dilutive.

	Year Ended December 31,
(in thousands, except per share amounts)	2021	2020
Numerator:
Net profit (loss) and comprehensive income (loss)	$3,855	$(17,985)
Deemed dividend - redemption of common stock	—	(826)

Net profit (loss) attributable to common stockholders - Basic and Diluted	$3,855	$(18,811)

Denominator:
Weighted average shares outstanding - Basic	108,088,115	38,336,659
Add: Weighted average unvested options outstanding	5,875,309	—

Weighted average shares outstanding - Diluted	113,963,424	38,336,659

Net profit (loss) per common share:
Basic	$0.04	$(0.49)
Diluted	$0.03	$(0.49)
For the year ended December 31, 2020, the Company was in a net loss position, thus the effect of potentially dilutive securities, including non-vested
stock options, restricted stock awards, warrants, and convertible preferred stock, was excluded from the denominator for the calculation of diluted net loss per share because the inclusion of such securities would be antidilutive. The following dilutive securities are excluded from the denominator:

	Year Ended December 31,
	2021	2020
Convertible preferred stock	—	107,592,801
Unvested RSUs	4,337,556	—
Unvested awards	—	14,016,486
Warrants	8,525,000	180,928
Contingently issuable earnout shares	14,666,667	—

Total	27,529,223	121,790,215